                            EXHIBIT 10.1.3: SCHEDULE
             PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

In addition to the agreements filed as Exhibits 10.1.1 and 10.2.2 to this filing, Ventas Realty, Limited Partnership1 has executed and delivered:

     (I) a Mortgage, Open End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (or similarly titled document), dated as of January 31, 2000, between Ventas Realty, Limited Partnership2, Mortgagor/Trustor/Grantor/Debtor, to Bank of America, N.A., as Administrative Agent, Mortgagee/Beneficiary/Grantee/Secured Party, and

     (II) an Assignment of Leases and Rents, dated as of January 31, 2000, from Ventas Realty, Limited Partnership3, Assignor, to Bank of America, N.A., as Administrative Agent, Assignee,

with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the respective agreements filed as Exhibit 10.1.1 or 10.1.2 to this filing, as applicable, except for immaterial differences relating to recording, mortgage and other similar taxes, notary acknowledgments, attestation requirements, corporate seal requirements, and other similar items and relating to site or state-specific legal requirements, remedies and other matters.

--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     791        Rehab and Healthcare Ctr of Huntsville, 105 Teakwood Drive, Huntsville, Alabama (Madison County)
--------------- ----------------------------------------------------------------------------------------------------------------
    804(4)      Rehab & Healthcare Ctr. of Birmingham, 2728 Tenth Avenue South , Birmingham, Alabama  35205
--------------- ----------------------------------------------------------------------------------------------------------------
    824(4)      Rehab & Healthcare Ctr. of Mobile, 1758 Spring Hill Avenue, Mobile, Alabama  36607
--------------- ----------------------------------------------------------------------------------------------------------------
    436(4)      Valley Healthcare & Rehab Center, 5545 East Lee Street, Tucson, Arizona (Pima County)
--------------- ----------------------------------------------------------------------------------------------------------------
     742        Sonoran Rehab and Care Center, 4202 North 20th Avenue, Phoenix, Arizona (Maricopa County)
--------------- ----------------------------------------------------------------------------------------------------------------
     743        Desert Life Rehab and Care Center, 1919 W. Medical Street, Tucson, Arizona (Pima County)
--------------- ----------------------------------------------------------------------------------------------------------------
     851        Villa Campana Health Center, 6651 East Carondelet Drive, Tucson, Arizona (Pima County)
--------------- ----------------------------------------------------------------------------------------------------------------
    853(4)      Kachina Point Health Care and Rehab, 505 Jacks Canyon Road, Sedona, Arizona (Yavapal County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4656       Vencor Hospital-Phoenix, 40 East Indianola Avenue, Phoenix, Arizona (Maricopa County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4658       Vencor Hospital-Tucson, 355 North Wilmot Road, Tucson, Arizona (Pima County)
--------------- ----------------------------------------------------------------------------------------------------------------
     150        Nob Hill Healthcare Center, 1359 Pine Street, San Francisco, California (San Francisco County)
--------------- ----------------------------------------------------------------------------------------------------------------
     167        Canyonwood Nursing & Rehab Ctr., 2120 Benton Drive, Redding, California (Shasta County)
--------------- ----------------------------------------------------------------------------------------------------------------
     210        Californian Care Center, 2211 Mt. Vernon Avenue, Bakersfield, California (Kern County)
--------------- ----------------------------------------------------------------------------------------------------------------
     320        Magnolia Gardens Care Center, 1609 Trousdale Drive, Burlingame, California (San Mateo County)
--------------- ----------------------------------------------------------------------------------------------------------------

----------

1 The Agreements described in clauses (I) and (II) with respect to Facility nos. 4614 and 4619 were also executed by Ventas, Inc.

2    See footnote 1.

3    See footnote 1.

4 These properties are being held in escrow by Morgan Lewis & Bockius LLP pending the receipt of third party consents and/or resolution of certain other matters.





--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     335        Lawton Healthcare Center, 1575 - 7th Avenue, San Francisco, California (San Francisco County)
--------------- ----------------------------------------------------------------------------------------------------------------
     350        Valley Gardens Healthcare & Rehab, 1517 East Knickerbocker Dr., Stockton, California (San Joaquin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     411        Alta Vista Healthcare Center, 9020 Garfield Avenue, Riverside, California (Riverside County)
--------------- ----------------------------------------------------------------------------------------------------------------
     420        Maywood Acres Healthcare Center, 2641 South C. Street, Oxnard, California (Ventura County)
--------------- ----------------------------------------------------------------------------------------------------------------
    525(4)      LaVeta Healthcare Center, 920 West La Veta, Orange, California 92868
--------------- ----------------------------------------------------------------------------------------------------------------
     738        Bay View Nursing and Rehab Center, 516 Willow Street, Alameda, California (Alemada County)
--------------- ----------------------------------------------------------------------------------------------------------------
     982        Village Square Nsg. And Rehab Center, 1586 West San Marcos Blvd., San Marcos, California (San Diego County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4607       Vencor Hospital Ontario, 550 North Monterey Avenue, Ontario, California (San Bernadino County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4622       Vencor Hospital-San Leandro, 2800 Benedict Drive, San Leandro, California (Alameda County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4642       Vencor Hospital Orange County, 200 Hospital Circle, Westminster, California (Orange County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4644       THC-Orange County, 875 North Brea Blvd., Brea, California (Orange County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4648       Vencor Hospital-San Diego, 1940 El Cajon Blvd., San Diego, California (San Diego County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4693       Recovery Inn of Menlo Park , 570 Willow Road, Menlo Park, California (San Mateo County)
--------------- ----------------------------------------------------------------------------------------------------------------
     744        Cherry Hills Health Care Center, 3575 South Washington Street, Englewood, Colorado (Arapahoe County)
--------------- ----------------------------------------------------------------------------------------------------------------
     745        Aurora Care Center, 10201 East Third Avenue, Aurora, Colorado (Arapahoe County)
--------------- ----------------------------------------------------------------------------------------------------------------
     859        Castle Garden Care Center, 401 Malley Drive, Northglenn, Colorado (Adams County)
--------------- ----------------------------------------------------------------------------------------------------------------
     873        Brighton Care Center, 2025 East Egbert Street, Brighton, Colorado (Adams County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4665       Vencor Hospital-Denver, 1920 High Street, Denver, Colorado (Denver County)
--------------- ----------------------------------------------------------------------------------------------------------------
     562        Andrew House Healthcare, 66 Clinic Drive, New Britain, Connecticut (Hartford County)
--------------- ----------------------------------------------------------------------------------------------------------------
     563        Camelot Nursing & Rehab Center, 89 Viets Street, New London, Connecticut (New London County)
--------------- ----------------------------------------------------------------------------------------------------------------
     565        Hamilton Rehab & Healthcare Center, 50 Palmer Street, Norwich, Connecticut (New London County)
--------------- ----------------------------------------------------------------------------------------------------------------
     566        Windsor Rehab & Healthcare Center, 581 Poquonock Avenue, Windsor, Connecticut (Hartford County)
--------------- ----------------------------------------------------------------------------------------------------------------
     567        Nutmeg Pavilion Healthcare, 78 Viets Street Extension, New London, Connecticut (New London County)
--------------- ----------------------------------------------------------------------------------------------------------------
     568        Parkway Pavilion Healthcare, 1157 Enfield Street, Enfield, Connecticut (Hartford County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1221       Courtland Gardens Health Center, 53 Courtland Avenue, Stamford, Connecticut (Fairfield County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1226       Homestead Health Center, 160 Glenbrook Road, Stamford, Connecticut (Fairfield County)
--------------- ----------------------------------------------------------------------------------------------------------------
     117        East Manor Medical Care Center, 1524 East Avenue South, Sarasota, Florida (Sarasota County)
--------------- ----------------------------------------------------------------------------------------------------------------
     124        Healthcare & Rehab Ctr. Of Sanford, 950 Mellonville Avenue, Sanford, Florida (Seminole County)
--------------- ----------------------------------------------------------------------------------------------------------------
     125        Titusville Rehab & Nursing Center, 1705 Jess Parrish Court, Titusville, Florida (Brevard County)
--------------- ----------------------------------------------------------------------------------------------------------------
     245        Bay Pointe Nursing Pavilion, 4201 31st Street South, St. Petersburg, Florida (Pinellas County)
--------------- ----------------------------------------------------------------------------------------------------------------
     268        Colonial Oaks Rehab Ctr.-Ft. Myers, 3250 Winkler Avenue Exten, Ft. Myers, Florida (Lee County)
--------------- ----------------------------------------------------------------------------------------------------------------
     372        Carrollwood Care Center, 15002 Hutchinson Road, Tampa, Florida (Hillsborough County)
--------------- ----------------------------------------------------------------------------------------------------------------
     637        Evergreen Woods Health & Rehab, 7045 Evergreen Woods Tr., Springhill, Florida (Hernando County)
--------------- ----------------------------------------------------------------------------------------------------------------
     836        Rehab and Healthcare Ctr. of Tampa, 4411 North Habana Avenue, Tampa, Florida  (Hillsborough County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -2-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     837        Rehab and Health Ctr. of Cape Coral, 2629 Del Prado Blvd., Cape Coral, Florida (Lee County)
--------------- ----------------------------------------------------------------------------------------------------------------
     922        Windsor Woods Convalescent Ctr., 13719 Dallas Drive, Hudson, Florida (Pasco County)
--------------- ----------------------------------------------------------------------------------------------------------------
    1217(4)     Casa Mora Rehab & Extended Care, 1902 49th Street West, Bradenton, Florida 34209
--------------- ----------------------------------------------------------------------------------------------------------------
     1218       North Broward Rehab. And Nsg. Ctr., 402 East Sample Road, Pompano Beach, Florida (Broward County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1220       Highland Pines Rehab Center, 111 South Highland Avenue, Clearwater, Florida (Pinellas County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1232       Pompano Rehab/Nursing Ctr., 51 West Sample Road, Pompano Beach, Florida (Broward County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1233       Abbey Rehab and Nsg. Center, 7101 9th Street, North, St. Petersburg, Florida (Pinellas County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4602       Vencor Hospital-Coral Gables, 5190 Southwest 8th Street, Coral Gables, Florida (Dade County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4611       Vencor Hospital-St. Petersburg, 303 Sixth Street, St. Petersburg, Florida (Pinellas County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4645       Vencor Hospital-Fort Lauderdale, 1516 East Las Olas Blvd., Ft. Lauderdale, Florida  (Broward County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4652       Vencor Hospital-North Florida, 801 Oak Street, Green Cove Springs, Florida (Clay County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4674       Vencor Hospital-Central Tampa, 4801 North Howard Avenue, Tampa, Florida (Hillsborough County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4676       Vencor Hospital-Hollywood, 1859 Van Buren Street, Hollywood, Florida (Broward County)
--------------- ----------------------------------------------------------------------------------------------------------------
     155        Savannah Rehab & Nursing Center, 815 East 63rd Street, Savannah, Georgia (Chatham County)
--------------- ----------------------------------------------------------------------------------------------------------------
     645        Specialty Care of Marietta, 26 Tower Road, Marietta, Georgia (Cobb County)
--------------- ----------------------------------------------------------------------------------------------------------------
     660        Savannah Specialty Care Center, 11800 Abercorn Street, Savannah, Georgia (Chatham County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1228       Lafayette Nursing and Rehab Ctr., 110 Brandywine Blvd., Fayetteville, Georgia (Fayette County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1238       Tucker Nursing Center, 2165 Idlewood Road, Tucker, Georgia (Dekalb County)
--------------- ----------------------------------------------------------------------------------------------------------------
     216        Hillcrest Rehabilitation Care Center, 1001 S. Hilton, Boise, Idaho (Ada County)
--------------- ----------------------------------------------------------------------------------------------------------------
     218        Cascade Care Center, 2814 S. Indiana Avenue South, Caldwell, Idaho (Canyon County)
--------------- ----------------------------------------------------------------------------------------------------------------
     219        Emmett Rehabilitation and Healthcare, 714 North Butte Avenue, Emmett, Idaho (Gem County)
--------------- ----------------------------------------------------------------------------------------------------------------
     221        Lewiston Rehabilitation and Care Center, 3315 8th Street, Lewiston, Idaho (Ney Perce County)
--------------- ----------------------------------------------------------------------------------------------------------------
     222        Nampa Care Center, 404 Horton, Nampa, Idaho (Boise County)
--------------- ----------------------------------------------------------------------------------------------------------------
     223        Weiser Rehabilitation and Care Center, 331 East Park, Weiser, Idaho (Washington County)
--------------- ----------------------------------------------------------------------------------------------------------------
     225        Moscow Care Center, 420 Rowe Road, Moscow, Idaho (Latah County)
--------------- ----------------------------------------------------------------------------------------------------------------
     409        Mountain Valley Care & Rehabilitation, 601 West Cameron Avenue, Kellogg, Idaho (Shoshone County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4615       Vencor Hospital-Sycamore, 225 Edward Street, Sycamore, Illinois (De Kalb County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4637       Vencor Hospital-Chicago North, 2544 West Montrose Avenue, Chicago, Illinois (Cook County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4671       Vencor Hospital-Lakeshore, 6130 North Sheridan Road, Chicago, Illinois (Cook County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4690       Vencor Hospital-Northlake, 365 East North Avenue, Northlake, Illinois (Cook County)
--------------- ----------------------------------------------------------------------------------------------------------------
     112        Royal Oaks Healthcare & Rehab Ctr., 3500 Maple Avenue, Terre Haute, Indiana (Vigo County)
--------------- ----------------------------------------------------------------------------------------------------------------
     113        Southwood Health & Rehab Ctr., 2222 Margaret Road, Terre Haute, Indiana (Vigo County)
--------------- ----------------------------------------------------------------------------------------------------------------
     131        Vencor Corydon Nursing Center, 150 Beechmont Drive, Corydon, Indiana  47112
--------------- ----------------------------------------------------------------------------------------------------------------
     209        Valley View Health Care Center, 333 West Mishawaka Road, Elkhart, Indiana (Elkart County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -3-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     213        Wildwood Healthcare Center, 7301 East 16th Street, Indianapolis, Indiana (Marion County)
--------------- ----------------------------------------------------------------------------------------------------------------
     269        Meadowvale Health & Rehab Center, 1529 West Lancaster Street, Bluffton, Indiana (Wells County)
--------------- ----------------------------------------------------------------------------------------------------------------
     286        Columbia Healthcare Facility, 621 West Columbia Street, Evansville, Indiana (Vanderburgh County)
--------------- ----------------------------------------------------------------------------------------------------------------
     290        Bremen Health Care Center, 316 Woodies Lane, Bremen, Indiana (Marshall County)
--------------- ----------------------------------------------------------------------------------------------------------------
     294        Windsor Estates Health & Rehab Ctr, 429 West Lincoln Road, Kokomo, Indiana (Howard County)
--------------- ----------------------------------------------------------------------------------------------------------------
     406        Muncie Health Care & Rehab, 4301 North Walnut, Muncie, Indiana (Delaware County)
--------------- ----------------------------------------------------------------------------------------------------------------
     407        Parkwood Health Care Center, 1001 North Grant Street, Lebanon, Indiana (Boone County)
--------------- ----------------------------------------------------------------------------------------------------------------
     694        Wedgewood Healthcare Center, 101 Potters Lane, Clarksville, Indiana (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     779        Westview Nursing and Rehab Center, 1510 Clinic Drive, Bedford, Indiana (Lawrence County)
--------------- ----------------------------------------------------------------------------------------------------------------
     780        Columbus Health and Rehab Center, 2100 Midway, Columbus, Indiana (Bartholomew County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4620       Vencor Hospital-LaGrange, 207 North Towline Road, LaGrange, Indiana (LaGrange County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4638       Vencor Hospital-Indianapolis, 1700 West 10th Street, Indianapolis, Indiana (Marion County)
--------------- ----------------------------------------------------------------------------------------------------------------
     277        Rosewood Health Care Center, 550 High Street, Bowling Green, Kentucky (Warren County)
--------------- ----------------------------------------------------------------------------------------------------------------
     278        Oakview Nursing & Rehab Center, 10456 U.S. Hwy. 62, Calvert City, Kentucky (Marshall County)
--------------- ----------------------------------------------------------------------------------------------------------------
     279        Cedars of Lebanon Nursing Center, 337 South Harrison Street, Lebanon, Kentucky (Marion County)
--------------- ----------------------------------------------------------------------------------------------------------------
     280        Winchester Centre for Health/Rehab., 200 Glenway Road, Winchester, Kentucky (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     281        Riverside Manor Health Care, Hwy. 136 - Box 39, Calhoun, Kentucky (McLean County)
--------------- ----------------------------------------------------------------------------------------------------------------
     282        Maple Manor Healthcare Center, 515 Greene Drive, Greenville, Kentucky (Muhlenberg County)
--------------- ----------------------------------------------------------------------------------------------------------------
     782        Danville Centre for Health and Rehab, 642 North 3rd Street, Danville, Kentucky (Boyle County)
--------------- ----------------------------------------------------------------------------------------------------------------
     783        Lexington Centre for Health and Rehabilitation, 353  Waller Avenue, Lexington, Kentucky (Fayette County)
--------------- ----------------------------------------------------------------------------------------------------------------
     784        North Centre for Health and Rehab, 6000 Hunting Road, Louisville, Kentucky (Jefferson County)
--------------- ----------------------------------------------------------------------------------------------------------------
     785        Hillcrest Health Care Center, 3740 Old Hartford Road, Owensboro, Kentucky (Daviess County)
--------------- ----------------------------------------------------------------------------------------------------------------
     787        Woodland Terrace Health Care Facility, 1117 Woodland Drive, Elizabethtown, Kentucky (Hardin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     864        Harrodsburg Health Care Center, 853 Lexington Road, Harrodsburg, Kentucky (Mercer County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4633       Vencor Hospital-Louisville, 1313 St. Anthony Place, Louisville, Kentucky   (Jefferson County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4666       Vencor Hospital-New Orleans, 3601 Coliseum Street, New Orleans, Louisiana
--------------- ----------------------------------------------------------------------------------------------------------------
     327        Laurel Ridge Rehab & Nursing Center, 174 Forrest Hill Street, Jamaica Plain, Massachusetts  (W. Roxbury County)
--------------- ----------------------------------------------------------------------------------------------------------------
     501        Blue Hills Alzheimer's Care Center, 1044 Park Street, Stoughton, Massachusetts (Stoughton County)
--------------- ----------------------------------------------------------------------------------------------------------------
     503        Brigham Manor Nursing & Rehab Center, 77 High Street, Newburyport, Massachusetts (Suffolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     506        Presentation Nursing & Rehab Center, 10 Bellamy Street, Brighton, Massachusetts (Suffolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     507        Country Manor Rehab & Nsg Center, 180 Low Street, Newburyport, Massachusetts (Essex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     508        Crawford Skilled Nsg. & Rehab. Ctr., 273 Oak Grove Avenue, Fall River, Massachusetts  (Bristol County)
--------------- ----------------------------------------------------------------------------------------------------------------
     513        Hallmark Nursing & Rehab Center, 1123 Rockdale Avenue, New Bedford, Massachusetts (Bristol County)
--------------- ----------------------------------------------------------------------------------------------------------------
     514        Sachem Skilled Nursing & Rehab Ctr., 66 Central Street, East Bridgewater, Massachusetts (Plymouth County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -4-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     516        Hammersmith House Nsg. Care Ctr., 73 Chestnut Street, Saugus, Massachusetts (Essex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     517        Oakwood Rehab & Nursing Center, 11 Pontiac Avenue, Webster, Massachusetts (Worcester County)
--------------- ----------------------------------------------------------------------------------------------------------------
     518        Timberlyn Heights Nsg. & Alz. Ctr., 320 Maple Avenue, Great Barrington, Massachusetts (Berkshire County)
--------------- ----------------------------------------------------------------------------------------------------------------
     523        Star of David Nursing & Rehab/Alz. Ctr., 1100 VFW Parkway, West Roxbury, Massachusetts (Suffolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     526        Brittany Healthcare Center, 168 West Central Street, Natick, Massachusetts (Middlesex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     527        Briarwood Health Care Nursing Center, 150 Lincoln Street, Needham, Massachusetts (Norfolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     528        Westridge Healthcare Center, 121 Northboro Road, Marlborough, Massachusetts (Middlesex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     529        Bolton Manor Nursing Home, 400 Bolton Street, Marlborough, Massachusetts (Middlesex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     532        Hillcrest Nursing Home, 94 Summer Street, Fitchburg, Massachusetts (Worcester County)
--------------- ----------------------------------------------------------------------------------------------------------------
     534        Country Gardens Skilled Nursing & Rehab Center, 2045 Grand Army Highway, Swansea, Massachusetts (Essex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     537        Quincy Rehab. & Nursing Center, 11 McGrath Highway, Quincy, Massachusetts (Norfolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     538        West Roxbury Manor, 5060 Washington Street, West Roxbury, Massachusetts (Suffolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     539        Newton & Wellesley Alzheimer Ctr., 694 Worcester Street, Wellesley, Massachusetts (Norfolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
    542(4)      Den-Mar Rehab & Nursing Center, 44 South Street, Rockport, Massachusetts 01966
--------------- ----------------------------------------------------------------------------------------------------------------
     573        Eagle Pond Rehabilitation and Living Center, One Love Lane, South Dennis, Massachusetts (Barnstable County)
--------------- ----------------------------------------------------------------------------------------------------------------
     581        Blueberry Hill Healthcare, 75 Brimbal Avenue, Beverly, Massachusetts (Essex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     582        Colony House Nsg. & Rehab Ctr., 277 Washington Street, Abington, Massachusetts (Plymouth County)
--------------- ----------------------------------------------------------------------------------------------------------------
     583        Embassy House Skilled Nursing & Rehab Center, 2 Beaumont Avenue, Brockton, Massachusetts (Plymouth County)
--------------- ----------------------------------------------------------------------------------------------------------------
     584        Franklin Sk. Nsg. & Rehab Center, 130 Chestnut Street, Franklin, Massachusetts  (Franklin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     585        Great Barrington Rehab & Nsg. Center, 148 Maple Avenue, Great Barrington, Massachusetts  (Berkshire County)
--------------- ----------------------------------------------------------------------------------------------------------------
     587        River Terrace, 1675 Main Street, Lancaster, Massachusetts (Worcester County)
--------------- ----------------------------------------------------------------------------------------------------------------
     588        Walden Rehab & Nursing Center, 785 Main Street, Concord, Massachusetts (Middlesex County)
--------------- ----------------------------------------------------------------------------------------------------------------
    985(4)      Harrington House Nsg. And Rehab. Ctr., 160 Main Street, Walpole, Massachusetts (Norfolk County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4673       Vencor Hospital-Boston Northshore, 15 King Street, Peabody, Massachusetts (Essex County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4688       Vencor Hospital-Boston, 1515 Commonwealth Avenue, Boston, Massachusetts
--------------- ----------------------------------------------------------------------------------------------------------------
     544        Augusta Rehabilitation Center, 187 Eastern Avenue, Augusta, Maine (Kennebec County)
--------------- ----------------------------------------------------------------------------------------------------------------
     545        Eastside Rehab and Living Center, 516 Mount Hope Avenue, Bangor, Maine (Penobscot County)
--------------- ----------------------------------------------------------------------------------------------------------------
     546        Winship Green Nursing Center, 51 Winship Street, Bath, Maine (Sagadahoc County)
--------------- ----------------------------------------------------------------------------------------------------------------
     547        Brewer Rehabilitation & Living Center, 74 Parkway South, Brewer, Maine (Penobscot County)
--------------- ----------------------------------------------------------------------------------------------------------------
     549        Kennebunk Nursing Center, 158 Ross road, Kennebunk, Maine (York County)
--------------- ----------------------------------------------------------------------------------------------------------------
     550        Norway Rehabilitation & Living Ctr., 24 Marion Avenue, Norway, Maine (Oxford County)
--------------- ----------------------------------------------------------------------------------------------------------------
     552        Shore Village Rehab & Nursing Center, 201 Camden Avenue, Rockland, Maine (Knox County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -5-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     554        Westgate Manor, 750 Union Street, Bangor, Maine (Penobscot County)
--------------- ----------------------------------------------------------------------------------------------------------------
     555        Brentwood Rehab & Nsg. Center, 122 Portland Street, Yarmouth, Maine (Penobscot County)
--------------- ----------------------------------------------------------------------------------------------------------------
     558        Fieldcrest Manor Nursing Home, 126 Depot Street, Waldoboro, Maine (Lincoln County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3302       Birchwood Care Center, 15140 16th Avenue, Mame, Michigan (Ottawa County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3695       Grayling Health Care Center, 331 Meadows Drive, Grayling, Michigan 49738-2005 (Crawford County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3777       Clara Barton Terrace, 1801 E. Atherton Road, Flint, Michigan (Genesee County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3778       Mary Avenue Care Center, 1313 Mary Avenue, Lansing, Michigan 48910 (Ingham County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4675       Vencor Hospital-Detroit, 26400 West Outer Drive, Lincoln Park, Michigan (Wayne County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4677       Vencor Hospital-Metro Detroit, 700 MLK Jr. Blvd., Detroit, Michigan (Wayne County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3764       Bear Creek Care & Rehabilitation Center (formerly known as Woodside Convalescent Center), 501 8th Avenue
                Southeast, Rochester, Minnesota (Olmsted County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4659       Vencor Hospital-Minneapolis, 4101 Golden Valley Road, Golden Valley, Minnesota (Hennepin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4612       Vencor Hospital-Kansas City, 8701 Troost, Kansas City, Missouri (Jackson County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4680       Vencor Hospital-St. Louis, 4930 Lindell Blvd., St. Louis, Missouri (St. Louis County)
--------------- ----------------------------------------------------------------------------------------------------------------
     416        Park Place Health Care Center, 1500 32nd Street South, Great Falls, Montana (Cascade County)
--------------- ----------------------------------------------------------------------------------------------------------------
     433        Parkview Acres Care & Rehab Center, 200 Oregon Street, Dillon, Montana (Beaverhead County)
--------------- ----------------------------------------------------------------------------------------------------------------
     116        Pettigrew Rehab & Healthcare Ctr., 1515 West Pettigrew Street, Durham, North Carolina (Durham County)
--------------- ----------------------------------------------------------------------------------------------------------------
     136        LaSalle Healthcare Center, 411 South LaSalle Street, Durham, North Carolina (Durham County)
--------------- ----------------------------------------------------------------------------------------------------------------
     137        Sunnybrook Alzheimer's & Healthcare Specialists, 25 Sunnybrook Road, Raleigh, North Carolina (Wake County)
--------------- ----------------------------------------------------------------------------------------------------------------
     138        Blue Ridge Rehab & Healthcare Ctr., 91 Victoria Road, Asheville, North Carolina (Buncombe County)
--------------- ----------------------------------------------------------------------------------------------------------------
     143        Raleigh Rehab & Healthcare Center, 616 Wade Avenue, Raleigh, North Carolina (Wake County)
--------------- ----------------------------------------------------------------------------------------------------------------
     146        Rose Manor Health Care Center, 4230 North Roxboro Road, Durham, North Carolina (Durham County)
--------------- ----------------------------------------------------------------------------------------------------------------
     188        Cypress Pointe Rehab & HC Center, 2006 South 16th Street, Wilmington, North Carolina (New Hanover County)
--------------- ----------------------------------------------------------------------------------------------------------------
     190        Winston-Salem Rehab & HC Center, 1900 West First Street, Winston-Salem, North Carolina (Forsyth County)
--------------- ----------------------------------------------------------------------------------------------------------------
     191        Silas Creek Manor, 3350 Silas Creek Parkway, Winston-Salem, North Carolina (Forsyth County)
--------------- ----------------------------------------------------------------------------------------------------------------
    307(4)      Lincoln Nursing Center, 1410 East Gaston Street, Lincoln, North Carolina
--------------- ----------------------------------------------------------------------------------------------------------------
     704        Guardian Care of Roanoke Rapids, 305 Fourteenth Street, Roanoke Rapids, North Carolina (Halifax County)
--------------- ----------------------------------------------------------------------------------------------------------------
     706        Guardian Care of Henderson, 280 South Beckford Drive, Henderson, North Carolina (Vance County)
--------------- ----------------------------------------------------------------------------------------------------------------
     707        Rehab and Nursing Center of Monroe, 1212 Sunset Drive East, Monroe, North Carolina (Union County)
--------------- ----------------------------------------------------------------------------------------------------------------
     711        Guardian Care of Kinston, 907 Cunningham Road, Kinston, North Carolina (Lenoir County)
--------------- ----------------------------------------------------------------------------------------------------------------
     713        Guardian Care of Zebulon, 509 West Gannon Avenue, Zebulon, North Carolina (Wake County)
--------------- ----------------------------------------------------------------------------------------------------------------
    723(4)      Guardian Care of Rocky Mount, 160 Winstead Avenue, Rocky Mount, North Carolina  27804
--------------- ----------------------------------------------------------------------------------------------------------------
     724        Rehab and Health Center of Gastonia, 416 North Highland Avenue, Gastonia, North Carolina (Gaston County)
--------------- ----------------------------------------------------------------------------------------------------------------
    726(4)      Guardian Care of Elizabeth Center, 901 Halstead Blvd., Elizabeth City, North Carolina (Pasquotank County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -6-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     806        Chapel Hill Rehab and Healthcare Ctr., 1602 East Franklin Street, Chapel Hill, North Carolina (Orange County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4662       Vencor Hospital-Greensboro, 2401 Southside Blvd., Greensboro, North Carolina (Guilford County)
--------------- ----------------------------------------------------------------------------------------------------------------
     746        Homestead Health Care and Rehab Ctr., 4735 S. 54th Street, Lincoln, Nebraska (Lancaster County)
--------------- ----------------------------------------------------------------------------------------------------------------
     591        Dover Rehab & Living Center, 307 Plaza Drive, Dover, New Hampshire (Strafford County)
--------------- ----------------------------------------------------------------------------------------------------------------
    592(4)      Greenbriar Terrace Healthcare, 55 Harris Road, Nashua, New Hampshire  03062
--------------- ----------------------------------------------------------------------------------------------------------------
     593        Hanover Terrace Healthcare, 53 Lyme Road, Hanover, New Hampshire (Grafton County)
--------------- ----------------------------------------------------------------------------------------------------------------
    4664(4)     Vencor Hospital-Albuquerque, 700 High Street, N.W., Albuquerque, New Mexico  87102
--------------- ----------------------------------------------------------------------------------------------------------------
     640        Las Vegas Healthcare & Rehab Ctr., 2832 South Maryland Parkway, Las Vegas, Nevada  (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     641        Torrey Pines Care Center, 1701 South Torrey Pine Drive, Las Vegas, Nevada  (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3642       Shadow Mountain Nursing Home (f/k/a Hillhaven Convalescent Center), 5659 Duncan Drive, Las Vegas, Nevada
                (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4647       THC-Las Vegas Hospital, 5100 West Sahara Avenue, Las Vegas, Nevada (Clark County
--------------- ----------------------------------------------------------------------------------------------------------------
     560        Franklin Woods Health Care Center, 2770 Clime Road, Columbus, Ohio (Franklin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     569        Chillicothe Nursing & Rehab. Center, 60 Marietta Road, Chillecothe, Ohio (Ross County)
--------------- ----------------------------------------------------------------------------------------------------------------
     570        Pickerington Nursing & Rehab Ctr., 1300 Hill Road North, Pickerington, Ohio (Fairfield County)
--------------- ----------------------------------------------------------------------------------------------------------------
     571        Logan Health Care Center, 300 Arlington Avenue, Logan, Ohio (Hocking County)
--------------- ----------------------------------------------------------------------------------------------------------------
     572        Winchester Place Nsg. & Rehab. Ctr., 36 Lehman Drive, Canal Winchester, Ohio (Franklin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     577        Minerva Park Nursing & Rehab Ctr., 5460 Cleveland Avenue, Columbus, Ohio (Franklin County)
--------------- ----------------------------------------------------------------------------------------------------------------
     578        West Lafayette Rehab & Nsg. Center, 620 East Main Street, West Lafayette, Ohio (Coshocton County)
--------------- ----------------------------------------------------------------------------------------------------------------
     634        Cambridge Health & Rehab Center, 1471 Wills Creek Valley Drive, Cambridge, Ohio (Guernsey County)
--------------- ----------------------------------------------------------------------------------------------------------------
     635        Coshocton Health & Rehab Center, 100 South Whitewoman Street, Coshocton, Ohio (Coshocton County)
--------------- ----------------------------------------------------------------------------------------------------------------
     802        Bridgepark Ctr. For Rehab and Nsg. Sv., 145 Olive Street, Akron, Ohio (Summit County)
--------------- ----------------------------------------------------------------------------------------------------------------
     868        Lebanon Country Manor, 700 Monroe Road, Lebanon, Ohio (Warren County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3297       Autumnwood of Sylvania (f/k/a Marigarde-Sylvania Nursing Home), 4111 Holand-Sylvania Road, Toledo, Ohio (Lucas
                County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3920       Marietta Center for Health and Rehabilitation, 117 Bartlett Street, Marietta, Ohio (Washington County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4618       Vencor Hospital-Oklahoma City, 1407 North Robinson Avenue, Oklahoma City, Oklahoma (Oklahoma County)
--------------- ----------------------------------------------------------------------------------------------------------------
     452        Sunnyside Care Center, 4515 Sunnyside Road, S.E., Salem, Oregon (Marion County)
--------------- ----------------------------------------------------------------------------------------------------------------
     453        Medford Rehab & Healthcare Center, 625 Stevens Street, Medford, Oregon (Jackson County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1237       Wyomissing Nsg. And Rehab. Ctr., 1000 E. Wyomissing Blvd., Reading, Pennsylvania (Berks County)
--------------- ----------------------------------------------------------------------------------------------------------------
    4614(5)     Vencor Hospital-Philadelphia, 6129 Palmetto Street, Philadelphia, Pennsylvania (Philadelphia County)
--------------- ----------------------------------------------------------------------------------------------------------------
    4619(6)     Vencor Hospital-Pittsburgh, 7777 Steubenville Pike, Oakdale, Pennsylvania (Allegheny County)
--------------- ----------------------------------------------------------------------------------------------------------------

----------

5    Also executed and delivered by Ventas, Inc.

6    Also executed and delivered by Ventas, Inc.


                                      -7-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     1224       Health Havens Nursing and Rehab, 100 Wampanoag Trail, East Providence, Rhode Island (Providence County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1231       Oak Hill Nursing and Rehab Ctr., 544 Pleasant Street, Pawtucket, Rhode Island (Providence County)
--------------- ----------------------------------------------------------------------------------------------------------------
     132        Madison Healthcare & Rehab Ctr., 431 Larkin Springs Road, Madison, Tennessee (Davidson County)
--------------- ----------------------------------------------------------------------------------------------------------------
     182        Cordova Rehab & Nursing Center, 955 Germantown Parkway, Cordova, Tennessee (Shelby County)
--------------- ----------------------------------------------------------------------------------------------------------------
     822        Primacy Healthcare and Rehabilitation Center, 6025 Primacy Parkway, Memphis, Tennessee (Shelby County)
--------------- ----------------------------------------------------------------------------------------------------------------
     884        Masters Health Care Center, 278 Dry Valley Road, Algood, Tennessee (Putnam County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4628       Vencor Hospital-Chattanooga, 709 Walnut Street, Chattanooga, Tennessee (Hamilton County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3721       Tangram, 500 Tangram Ranch Road, Seguin, Texas
--------------- ----------------------------------------------------------------------------------------------------------------
     3722       Tangram, 201 Tangram Mesquite Road, Seguin, Texas
--------------- ----------------------------------------------------------------------------------------------------------------
     3723       Tangram, 3015 Old Lehman Road, Seguin, Texas
--------------- ----------------------------------------------------------------------------------------------------------------
     3724       Tangram, 5309 Tangram Nursery Road, Maxwell, Texas
--------------- ----------------------------------------------------------------------------------------------------------------
     3725       Tangram, 5301 Tangram Nursery Road, Maxwell, Texas
--------------- ----------------------------------------------------------------------------------------------------------------
     3726       Tangram, 301 Tangram Road, Seguin, Texas (Guadalupe County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3727       Tangram, 2385 FM 1984, Maxwell, Texas
--------------- ----------------------------------------------------------------------------------------------------------------
     3728       Tangram, 5225 Airport Highway 21, San Marcos, Texas (Hays County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3718       Tangram, 220/222 Hutchinson Street, San Marcos, Texas (Hays County)
--------------- ----------------------------------------------------------------------------------------------------------------
     3719       Tangram, 618 West Hutchinson Street, San Marcos, Texas (Hays County)
--------------- ----------------------------------------------------------------------------------------------------------------
     1234       San Pedro Manor, 515 W. Ashby Place, San Antonio, Texas (Bexar County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4635       Vencor Hospital-San Antonio, 3636 Medical Drive, San Antonio, Texas (Bexar County)
--------------- ----------------------------------------------------------------------------------------------------------------
    4653(4)     Vencor Hospital-Ft. Worth Southwest, 7800 Oakmont Blvd., Ft. Worth, Texas (Tarrant County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4654       Vencor Hospital-Houston Northwest, 11297 Fallbrook Drive, Houston, Texas (Harris County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4660       Vencor Hospital-Mansfield, 1802 Hwy. 157 North, Mansfield, Texas (Tarrant County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4668       Vencor Hospital-Ft. Worth West, 815 Eighth Avenue, Ft. Worth, Texas (Tarrant County)
--------------- ----------------------------------------------------------------------------------------------------------------
    4685(4)     Vencor Hospital-Houston, 6441 Main Street, Houston, Texas  77030
--------------- ----------------------------------------------------------------------------------------------------------------
     140        Wasatch Care Center, 3430 Harrison Boulevard, Ogden, Utah (Weber County)
--------------- ----------------------------------------------------------------------------------------------------------------
     230        Crosslands Rehab & Health Care Ctr., 575 East 11000 South, Sandy, Utah (Salt Lake County)
--------------- ----------------------------------------------------------------------------------------------------------------
     247        St. George Care and Rehab Center, 1032 East 100th Street, St. George, Utah (Washington County)
--------------- ----------------------------------------------------------------------------------------------------------------
     655        Federal Heights Rehab. & Nsg. Ctr., 41 South Ninth Street, Salt Lake City, Utah (Salt Lake County)
--------------- ----------------------------------------------------------------------------------------------------------------
     690        Wasatch Valley Rehabilitation, 2200 East 3300 South, Salt Lake City, Utah (Salt Lake County)
--------------- ----------------------------------------------------------------------------------------------------------------
    559(4)      Birchwood Terrace Healthcare, 43 Starr Farm Road, Burlington, Vermont 05401
--------------- ----------------------------------------------------------------------------------------------------------------
     825        Nansemand Pointe Rehab and HC Ctr., 200 West Constance Road, Suffolk, Virginia (Suffolk City County)
--------------- ----------------------------------------------------------------------------------------------------------------
     826        Harbour Pointe Med. And Rehab Centre, 1005 Hampton Blvd., Norfolk, Virginia (Norfolk City County)
--------------- ----------------------------------------------------------------------------------------------------------------
     829        River Pointe Rehab. And Healthcare Ctr., 4142 Bonney Road, Virginia Beach, Virginia (Virginia Beach City
                County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -8-



--------------- ----------------------------------------------------------------------------------------------------------------
   FACILITY
      NO.       FACILITY NAME AND ADDRESS
--------------- ----------------------------------------------------------------------------------------------------------------
     842        Bay Pointe Medical and Rehab. Centre, 1148 First Colonial Road, Virginia Beach, Virginia (Virginia Beach City
                County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4617       Vencor Hospital-Arlington, 601 South Carlin Springs Road, Arlington, Virginia (Arlington County)
--------------- ----------------------------------------------------------------------------------------------------------------
     114        Arden Rehabilitation & Healthcare Center, 16357 Aurora Avenue North, Seattle, Washington (King County)
--------------- ----------------------------------------------------------------------------------------------------------------
     127        Northwest Continuum Care, 128 Beacon Hill Drive, Longview, Washington (Cowlitz County)
--------------- ----------------------------------------------------------------------------------------------------------------
     158        Bellingham Care Center, 1200 Birchwood Avenue, Bellingham, Washington (Whatcom County)
--------------- ----------------------------------------------------------------------------------------------------------------
     165        Rainier Vista Care Center, 920 12th Avenue, S.E., Puyallup, Washington (Pierce County)
--------------- ----------------------------------------------------------------------------------------------------------------
     168        Lakewood Healthcare Center, 11411 Bridgeport Way S.W., Lakewood, Washington (Pierce County)
--------------- ----------------------------------------------------------------------------------------------------------------
     180        Vencor of Vancouver HC Center, 400 East 33rd Street, Vancouver, Washington (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     185        Heritage Health & Rehab Center, 3605 Y Street, Vancouver, Washington (Clark County)
--------------- ----------------------------------------------------------------------------------------------------------------
     461        Edmonds Rehab & Healthcare Center, 21008 76th Avenue West, Edmonds, Washington (Snohomish County)
--------------- ----------------------------------------------------------------------------------------------------------------
     462        Queen Anne Healthcare, 2717 Dexter Avenue North, Seattle, Washington (King County)
--------------- ----------------------------------------------------------------------------------------------------------------
     289        San Luis Medical and Rehabilitation Center, 2305 San Luis Place, Green Bay, Wisconsin (Brown County)
--------------- ----------------------------------------------------------------------------------------------------------------
     765        Eastview Medical and Rehabilitation Center, 729 Park Street, Antigo, Wisconsin (Langlade County)
--------------- ----------------------------------------------------------------------------------------------------------------
     766        Colonial Manor Medical and Rehab Center, 1010 East Wausau Avenue, Wausau, Wisconsin (Marathon County)
--------------- ----------------------------------------------------------------------------------------------------------------
     767        Colony Oaks Care Center, 601 Briarcliff Drive, Appleton, Wisconsin (Outagamie County)
--------------- ----------------------------------------------------------------------------------------------------------------
     769        North Ridge Medical and Rehab Center, 1445 North 7th Street, Manitowoc, Wisconsin (Manitowoc County)
--------------- ----------------------------------------------------------------------------------------------------------------
     770        Vallhaven Care Center, 125 Byrd Avenue, Neenah Wisconsin (Winnebago County)
--------------- ----------------------------------------------------------------------------------------------------------------
     771        Kennedy Park Medical and Rehab Ctr., 6001 Alderson Street, Schofield, Wisconsin (Marathon County)
--------------- ----------------------------------------------------------------------------------------------------------------
     772        Family Heritage Med. And Rehab Ctr., 130 Strawberry Lane, Wisconsin Rapids, Wisconsin (Wood County)
--------------- ----------------------------------------------------------------------------------------------------------------
     773        Mount Carmel Medical and Rehab Center, 677 East State Street, Burlington, Wisconsin (Racine County)
--------------- ----------------------------------------------------------------------------------------------------------------
     774        Mt. Carmel Health and Rehab Ctr., 5700 West Layton Avenue, Milwaukee, Wisconsin (Milwaukee County)
--------------- ----------------------------------------------------------------------------------------------------------------
     775        Sheridan Medical Complex, 8400 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
--------------- ----------------------------------------------------------------------------------------------------------------
     776        Woodstock Health and Rehab Ctr., 3415 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
--------------- ----------------------------------------------------------------------------------------------------------------
     4631       Vencor Hospital-Mount Carmel, 5700 West Layton Avenue, Milwaukee, Wisconsin (Milwaukee County)
--------------- ----------------------------------------------------------------------------------------------------------------
     441        Mountain Towers Healthcare & Rehab, 3128 Boxelder Drive, Cheyenne, Wyoming (Laramie County)
--------------- ----------------------------------------------------------------------------------------------------------------
     481        South Central Wyoming HC & Rehab, 542 - 16th Street, Rawlins, Wyoming (Carbon County)
--------------- ----------------------------------------------------------------------------------------------------------------
     482        Wind River Healthcare & Rehab. Center, 1002 Forest Drive, Riverton, Wyoming (Fremont County)
--------------- ----------------------------------------------------------------------------------------------------------------
     483        Sage View Care Center, 1325 Sage Street, Rock Springs, Wyoming (Sweetwater County)
--------------- ----------------------------------------------------------------------------------------------------------------


                                      -9-